UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cencora, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83055-P40517-Z91478 *Please check the meeting materials for any special requirements for virtual meeting attendance. You will need to have the control number above to vote online during the virtual meeting. CENCORA, INC. ATTN: CORPORATE SECRETARY 1 WEST FIRST AVENUE CONSHOHOCKEN, PA 19428 CENCORA, INC. 2026 Annual Meeting of Shareholders Vote by March 4, 2026 11:59 p.m., Eastern Time or during the Annual Meeting on March 5, 2026 3:30 p.m., Eastern Time For shares held in a plan, vote by March 2, 2026 11:59 p.m., Eastern Time You invested in CENCORA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held virtually on March 5, 2026. Vote Virtually during the Meeting* March 5, 2026 3:30 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/COR2026 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them on or before February 19, 2026. If you would like to request a paper or email copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a paper or email copy. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V83056-P40517-Z91478 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. 1. Election of eleven directors. Nominees: 1a. Werner Baumann For 1b. Frank K. Clyburn For 1c. Ellen G. Cooper For 1d. D. Mark Durcan For 1e. Lon R. Greenberg For 1f. Lorence H. Kim, M.D. For 1g. Robert P. Mauch For 1h. Redonda G. Miller, M.D. For 1i. Dennis M. Nally For 1j. Lori J. Ryerkerk For 1k. Lauren M. Tyler For 2. Advisory vote to approve the fiscal 2025 compensation of Cencora, Inc.’s named executive officers. For 3. Ratify the appointment of Ernst & Young LLP as Cencora, Inc.’s independent registered public accounting firm for fiscal 2026. For NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.